UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2026

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION

(Exact name of registrant as specified in its charter)

District of Columbia (state or other jurisdiction of incorporation)	1-7102 (Commission File Number)	52-0891669 (I.R.S. Employer Identification No.)

20701 Cooperative Way Dulles, VA	20166-6691
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (703) 467-1800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
7.35% Collateral Trust Bonds, due 2026	NRUC 26	New York Stock Exchange
5.50% Subordinated Notes, due 2064	NRUC	New York Stock Exchange

Item 8.01	Other Events.

Member Capital Securities, Series 2026

On October 16, 2026, National Rural Utilities Cooperative Finance Corporation (the “Company”) filed a prospectus supplement with the Securities and Exchange Commission (the “SEC”) in connection a program through which the Company may issue and sell, from time to time, an unlimited aggregate principal amount of its Member Capital Securities, Series 2026 (the “Member Capital Securities”) to its voting members (the “Member Capital Securities Prospectus Supplement”).

The forms of fixed and floating rate certificates for the Member Capital Securities are filed as Exhibits 4.1 and 4.2, respectively, and are incorporated by reference herein.

Medium-Term Notes, Series D

On October 16, 2026, the Company entered into an agency agreement (the “MTN Agency Agreement”) with RBC Capital Markets, LLC, BMO Capital Markets Corp., FNB America Securities LLC, Huntington Securities, Inc., J.P. Morgan Securities LLC, KeyBanc Capital Markets Inc., Mizuho Securities USA LLC, MUFG Securities Americas Inc., M&T Securities, Inc., PNC Capital Markets LLC, Regions Securities LLC, Truist Securities, Inc. and U.S. Bancorp Investments, Inc. (the “MTN Agents”) relating to the continuation of a program through which the Company may offer and sell, from time to time, an unlimited aggregate principal amount of its Medium-Term Notes, Series D (the “MTNs”). The Company has filed a prospectus supplement, dated October 16, 2026, with the SEC on October 16, 2026 related to the MTNs (the “MTN Prospectus Supplement”).

In addition, the Company also filed a prospectus supplement, dated October 16, 2026, pursuant to which it may offer and sell, from time to time, an unlimited aggregate principal amount of its MTNs directly to its members and associates and the members, associates and affiliates of National Cooperative Services Corporation.

Copies of the MTN Agency Agreement and the forms of fixed and floating rate MTNs are filed as Exhibits 1.1, 4.3 and 4.4, respectively, and are incorporated by reference herein.

CFC InterNotes®

On October 16, 2026, the Company entered into an agency agreement (the “InterNotes® Agency Agreement”) with InspereX LLC, Citigroup Global Markets Inc., RBC Capital Markets, LLC and Wells Fargo Clearing Services, LLC (the “InterNotes® Agents”) relating to the continuation of a program through which the Company may offer and sell, from time to time, an unlimited aggregate principal amount of its InterNotes® (the “InterNotes®”). The Company has filed a prospectus supplement, dated October 16, 2026, with the SEC on October 16, 2026 related to the InterNotes® (the “InterNotes® Prospectus Supplement”).

Copies of the InterNotes® Agency Agreement and the forms of fixed and floating rate InterNotes® are filed as Exhibits 1.2, 4.5 and 4.6, respectively, and are incorporated by reference herein.

Retail Subordinated Notes

On October 16, 2026, the Company entered into an agency agreement (the “Retail Subordinated Notes Agency Agreement”) with InspereX LLC, Citigroup Global Markets Inc., RBC Capital Markets, LLC and Wells Fargo Clearing Services, LLC (the “Retail Subordinated Notes Agents”) relating to the continuation of a program through which the Company may offer and sell, from time to time, an unlimited aggregate principal amount of its Subordinated Notes (Subordinated Deferrable Interest Notes) (the “Retail Subordinated Notes”). The Company has filed a prospectus supplement, dated October 16, 2026, with the SEC on October 16, 2026 related to the Retail Subordinated Notes (the “Retail Subordinated Notes Prospectus Supplement”, and together with the Member Capital Securities Prospectus Supplement, the MTN Prospectus Supplement and the InterNotes® Prospectus Supplement, the “Prospectus Supplements”).

Copies of the Retail Subordinated Notes Agency Agreement and the forms of fixed and floating rate Retail Subordinated Notes are filed as Exhibits 1.3, 4.7 and 4.8, respectively, and are incorporated by reference herein.

The Member Capital Securities, the MTNs, InterNotes® and the Retail Subordinated Notes will be issued pursuant to the shelf registration statement on Form S-3 (File No. 333-299452) filed by the Company with the SEC on October 14, 2026, a base prospectus, dated October 14, 2026, included as part of the registration statement, and the Prospectus Supplements.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description

1.1	Agency Agreement, dated October 16, 2026, by and among the Company and the MTN Agents.

1.2	Agency Agreement, dated October 16, 2026, by and among the Company and the InterNotes® Agents.

1.3	Agency Agreement, dated October 16, 2026, by and among the Company and the Retail Subordinated Notes Agents.

4.1	Form of Certificate for the Fixed Rate Member Capital Security.

4.2	Form of Certificate for the Floating Rate Member Capital Security.

4.3	Form of Fixed Rate MTN.

4.4	Form of Floating Rate MTN.

4.5	Form of Fixed Rate InterNotes®.

4.6	Form of Floating Rate InterNotes®.

4.7	Form of Fixed Rate Retail Subordinated Notes.

4.8	Form of Floating Rate Retail Subordinated Notes.

5.1	Opinion of Hogan Lovells Cadwalader US LLP regarding legality of the MTNs.

5.2	Opinion of Hogan Lovells Cadwalader US LLP regarding legality of the InterNotes®.

5.3	Opinion of Hogan Lovells Cadwalader US LLP regarding legality of the Retail Subordinated Notes.

5.4	Opinion of Hogan Lovells Cadwalader US LLP regarding legality of the Member Capital Securities.

8.1	Opinion of Hogan Lovells US LLP regarding certain tax matters in connection with the issuance and sale of the MTNs.

8.2	Opinion of Hogan Lovells US LLP regarding certain tax matters in connection with the issuance and sale of the InterNotes®.

8.3	Opinion of Hogan Lovells Cadwalader US LLP regarding certain tax matters in connection with the issuance and sale of the Retail Subordinated Notes.

8.4	Opinion of Hogan Lovells US LLP regarding certain tax matters in connection with the issuance and sale of the Member Capital Securities.

23.1	Consent of Hogan Lovells US LLP (included in Exhibits 5.1, 5.2, 5.3, 5.4, 8.1, 8.2, 8.3 and 8.4).

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION

By:	/s/ Yu Ling Wang
Yu Ling Wang
Senior Vice President and Chief Financial Officer

Dated: October 16, 2026